Exhibit 99.3

Customer No.
Loan No.

RBC Centura	Assignment and Assumption Agreement

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (“Agreement”) is entered into as of the 31st day of May, 2007, by and between ETRIALS, INC., a Delaware corporation, formerly known as etrials Worldwide, Inc., with a mailing address of 4000 Aerial Center Parkway, Morrisville, North Carolina 27560 (“Assignor”), ETRIALS WORLDWIDE, INC., a Delaware corporation, formerly known as CEA Acquisition Corporation, with a mailing address of 4000 Aerial Center Parkway, Morrisville, North Carolina 27560 (“Assignee”), and RBC CENTURA BANK, a North Carolina banking corporation, with a mailing address of 134 North Church Street, Rocky Mount, North Carolina 27804 (“Bank”).

A.   Assignor has made and issued to Bank the promissory notes (collectively, the “Note”) described on Attachment 1 to this Agreement.

B.   If so indicated on Attachment 1, the Note is secured and the security documents are generally as described on Attachment 1.

C.   The Note, any security documents described on Attachment 1 and any other loan and security documents that are outstanding with respect to the extension of credit evidenced by the Note, even if not listed on Attachment 1, are hereinafter collectively referred to as the “Contract” and the Contract is hereby incorporated herein as a part of this Agreement.

D.   Assignee desires to assume all of the obligations of Assignor under the Contract and Bank is willing to permit Assignee to so do, all as provided in and subject to the terms and conditions of this Agreement.

NOW, THEREFORE, for and in consideration of the premises aforesaid, the transfers between the Assignor and Assignee, the mutual covenants and agreements hereinafter contained, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant, contract and agree as follows:

Section 1.   Assignment. Assignor hereby transfers, sets over and assigns to Assignee all of Assignor’s rights, responsibilities, liabilities, obligations and interests in, to and under the Contract, and Assignee hereby unconditionally accepts all of Assignor’s rights, responsibilities, liabilities, obligations and interests in, to and under the Contract. Unless otherwise specifically provided in this Agreement, the assignment and assumption of the Contract under this Agreement shall not extend the maturity date of the Note and shall not extend any other dates and times for performance under the Note; and, the assignment and assumption shall not extend any of the dates and times for performance under or in connection with the other instruments, documents, agreements, certificates and statements which make up and form the Contract.

Section 2.   Assumption. Assignee hereby unconditionally assumes each and all the responsibilities, liabilities and obligations of the Assignor in, to and under the Contract, including both those that now exist and those that arise hereafter. In accordance with the foregoing but without limiting the generality of the forgoing, Assignee agrees: (1) to pay to Bank all amounts that are presently due under the Contract and agrees to pay to Bank all amounts that may in the future become due under the Contract at the time, in the manner and in all other respects as provided in the Contract, (2) to perform all the other obligations required to be performed by Assignor under and in connection with the Contract at the time, in the manner and in all other respects as provided in the Contract, and (3) to be bound by all of the representations, terms, conditions, covenants and provisions of the Contract as fully and to the same extent as though such Contract and each of the instruments, documents, agreements, certificates and statements which are a part of the Contract had originally been made, executed and delivered by Assignee to Bank, all without regard to any right of setoff, counterclaim or other defense which Assignee may now have against Assignor or any other person (inclusive of Bank) and without regard to any right of setoff, counterclaim or other defense which Assignee may hereafter have against Assignor or any other person (inclusive of Bank). Assignee agrees to execute and deliver all financing statements, certifications, authorizations, instruments, documents and agreements, and to take all actions which the Bank may reasonably request in order that Bank shall obtain the full benefit of this Agreement and in order that Bank shall have the rights and powers herein created.

Section 3.   Collateral. Except as provided in Attachment 1 under the heading “Released Collateral”, all of the property and property rights (“Collateral”) which now secure and all of the property and property rights which may in the future secure the obligations evidenced by and arising under the Contract are and shall remain subject to the liens, charges and encumbrances of Bank’s security interests and liens as created by or established in the Contract, and the Bank shall retain its lien priority in such Collateral. Nothing herein contained or done pursuant hereto shall affect or be construed to affect the liens, charges and encumbrances of the Contract or the priority thereof over other liens, charges and encumbrances.

Section 4.   Liability of Assignor and other Persons. Except as provided in Attachment 1 under the heading “Released Parties”, this Agreement does not release, discharge or affect the liability of, and nothing contained or done pursuant to this Agreement shall release, discharge or affect the liability of any person who is now liable under or on account of the Contract or any one or more of the instruments, documents, agreements, certificates and statements which are a part of the Contract, including, without limitation, the Assignor, any guarantor and any person who has pledged, hypothecated or otherwise granted to Bank a security interest or lien in any property owned by such person; and this Agreement does not release, discharge or affect the liability of, and nothing contained or done pursuant to this Agreement shall release, discharge or affect the liability of any person who may in the future be liable under or on account of the Contract or any one or more of the instruments, documents, agreements, certificates and statements which are a part of the Contract, including, without limitation, the Assignor, any guarantor and any person who has pledged, hypothecated or otherwise granted to Bank a security interest or lien in any property owned by such person. Unless otherwise specifically provided in Attachment 1, each and all of the foregoing persons shall continue to remain liable under the Contract to the same extent and with the same force and effect as set forth in the instrument, document or agreement creating or establishing their liability under or on account of the Contract.

Section 5.   [Intentionally Omitted].

Section 6.   Documentary Stamps, etc. To the extent not prohibited by law and notwithstanding who is liable for payment of the taxes and fees, Assignee shall pay, on Bank’s demand, all intangible taxes, documentary stamp taxes, excise taxes and other similar taxes assessed, charged and required to be paid in connection with this Agreement, and any future extension, renewal and modification of the Contract, or assessed, charged and required to be paid in connection with any of the instruments, documents, agreements, certificates and statements which make up the Contract.

Section 7.   Costs and Expenses. All of the costs and expenses incurred by Bank in connection with this Agreement and the assignment and assumption which is the subject of this Agreement shall be paid by Assignee upon the request of and at the time of demand for payment thereof made by Bank on Assignee. As used herein, “costs and expenses” include, without limitation, reasonable attorneys’ fees and fees of legal assistants, and reasonable fees of accountants, engineers, surveyors, appraisers and other professionals or experts - and all references to attorneys’ fees or fees of legal assistants, or fees of accountants, engineers, surveyors, appraisers or other professionals or experts shall mean reasonable fees.

Section 8.   Usury; Invalidity of Provisions. Bank does not intend to and shall not reserve, charge and collect interest, fees and charges under the Contract in excess of the maximum rates and amounts permitted by applicable law. If any interest, fees and charges are reserved, charged and collected in excess of the maximum rates and amounts, it shall be construed as a mutual mistake, appropriate adjustments shall be made by Bank and to the extent paid, the excess shall be returned to the person making such a payment. Wherever possible each provision of the Contract shall be interpreted and applied in such manner as to be effective and valid under applicable law, but if any provision of the Contract shall be prohibited or invalid under such law, or the application thereof shall be prohibited or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision and the remaining provisions of the Contract, or the application thereof shall be in a manner and to an extent permissible under applicable law.

Section 9.   Notices. The address to which notices to Assignee should be sent under the Contract is the address for Assignee set forth above. Changes in Assignee’s address must be given in accordance with the provisions of the Contract relating to providing notice of a change in an address to which notices should be sent.

Section 10.   Maintenance of Records. Bank is authorized to maintain, store and otherwise retain this Agreement and the other documents constituting the Contract in their original, inscribed tangible forms or records thereof in an electronic medium or other non-tangible medium which permits such records to be retrieved in perceivable forms.

Section 11.   Credit Investigations; Bank’s Responsibilities. Bank is irrevocably authorized to make and have made such credit investigations as it deems appropriate to evaluate the credit, personal and financial standing and employment of any person primarily or secondarily obligated under the Contract, and Bank is authorized to share with consumer reporting agencies and creditors its experiences with any of such persons and other information in Bank’s possession relative to any of such persons. Bank shall not have any obligation or responsibility to do any of the following: (1) protect and preserve any of the Collateral and other security given or to be given in connection with the Contract against the rights of third persons having an interest therein; (2) provide information to third persons relative to the Contract, Bank’s liens and security interests in any of the Collateral, or otherwise with respect to any person primarily or secondarily obligated under the Contract; and (3) subordinate its liens and security interests in any of the Collateral to the interests of any third persons or to enter into control agreements relative to any of the Collateral.

Section 12.   Waiver of Jury Trial. Assignor and Assignee to the extent permitted by law, waive any right to a trial by jury in any action arising from or related to this Agreement and they each waive any right to a trial by jury in any action arising from or related to the Contract.

Section 13.   Anti-Money Laundering and Anti-Terrorism. Assignor and Assignee, each for itself but not for the other, represent, warrant and covenant to Bank as follows: (1) neither Assignor nor Assignee (a) is or shall become a person whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (b) engage in or shall engage in any dealings or transactions prohibited by Section 2 of such executive order, or is or shall become otherwise associated with any such person in any manner violative of Section 2, or (c) is or shall become a person on the list of Specially Designated Nationals and Blocked Persons or is subject to or shall become subject to the limitations or prohibitions under any other U.S. Department of Treasury’s Office of Foreign Assets Control regulation or executive order; (2) Assignor and Assignee are and shall remain in compliance, in all material respects, with (a) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (b) the Uniting And Strengthening America By Providing Appropriate Tools Required To Intercept And Obstruct Terrorism (USA Patriot Act of 2001); and (3) neither Assignor nor Assignee has or shall use all or any part of the proceeds of or related to the loan evidenced by or secured by the Contract, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

Section 14.   Use and Application of Terms. To the end of achieving the full realization by Bank of its rights and remedies under this Agreement, including payment in full of the Note, in using and applying the various terms, provisions and conditions in this Agreement, the following shall apply: (1) the terms “hereby”, “hereof”, “herein”, “hereunder”, and any similar words, refer to this Agreement; (2) words in the masculine gender mean and include correlative words of the feminine and neuter genders and words importing the singular numbered meaning include the plural number, and vice versa; (3) words importing persons include firms, companies, associations, general partnerships, limited partnerships, limited liability partnerships, limited liability companies, limited liability limited partnerships, trusts, business trusts, corporations and other legal organizations, including public and quasi-public bodies, as well as individuals; (4) the use of the terms “including” or “included in”, or the use of examples generally, are not intended to be limiting, but shall mean, without limitation, the examples provided and others that are not listed, whether similar or dissimilar; and (5) as the context requires, the word “and” may have a joint meaning or a several meaning and the word “or” may have an inclusive meaning or an exclusive meaning.

Section 15.   Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State whose laws govern the Contract, excepting, however, its conflict of law and choice of law provisions.

Section 16.   Entire Agreement. This Agreement shall become a part of the Contract and the Contract, inclusive of this Agreement, contains the entire agreement of the parties to the Contract. Assignor, Assignee and Bank do hereby ratify and confirm the terms of the Contract, all of which shall remain in full force and effect, as modified by this Agreement. The Contract, inclusive of this Agreement, shall be binding upon any assignee and successor in interest of the parties hereto. Assignor and Assignee waive and will not assert against any transferee and assignee of Bank any claims, defenses, set-offs and rights of recoupment which either of them could assert against Bank, except defenses which cannot be waived. All references herein to the “Agreement” include any supplemental agreements that must be filed or recorded to reflect modifications to any of the instruments, documents and agreements making up the Contract that are of record.

Section 17.   Joinder by Guarantor. ETRIALS WORLDWIDE LIMITED, a company organized under the laws of the United Kingdom (“Guarantor”), by its execution of this Agreement, hereby agrees to the terms, covenants, conditions and provisions contained in this Agreement and further agrees that the Unconditional Guaranty Agreement dated February 1, 2005 executed by Guarantor in favor of Bank shall be modified in all respects necessary to include Assignee (in addition to Assignor) within the definition of “Customer” as the same is defined therein. The aforesaid agreements of Guarantor shall be in addition to and not in lieu of the covenants, agreement and obligations of such Guarantor set forth in the Contract.

The undersigned have executed this Agreement as of the date and year first above written.

[SIGNATURES BEGIN ON THE FOLLOWING PAGE]

WITNESS: /s/ Mary A. Crist Print Name: Mary A. Crist	ASSIGNOR: ETRIALS, INC., a Delaware corporation (formerly known as etrials Worldwide, Inc.) By: /s/ James W. Clark, Jr. Print Name: James W. Clark, Jr. Title: Treasurer & Chief Financial Officer

/s/ Mary A. Crist Print Name: Mary A. Crist /s/ Mary A. Crist Print Name: Mary A. Crist
GUARANTOR:

ETRIALS WORLDWIDE LIMITED,
a corporation organized under the laws of the UK

By: /s/ James W. Clark, Jr.
Print Name: James W. Clark, Jr.
Title: Director & Chief Financial Officer

ASSIGNEE:

ETRIALS WORLDWIDE, INC.,
a Delaware corporation
(formerly known as CEA Acquisition Corporation)

By: /s/ James W. Clark, Jr.
Print Name: James W. Clark, Jr.
Title: Chief Financial Officer

BANK: RBC CENTURA BANK, a North Carolina banking corporation By: /s/ Lesley Homistek Print Name: Lesley Homistek Title: Account Manager

Attachment 1
to
Assignment and Assumption Agreement

Description of Note:	1.	Amended and Restated Commercial Promissory Note dated May 31, 2006 in the original principal amount of Two Million Dollars ($2,000,000.00) from Assignor to Bank, or order.

	2.	Commercial Promissory Note dated May 31, 2006 in the original principal amount of Five Hundred Thousand Dollars ($500,000.00) from Assignor to Bank, or order.

	3.	Commercial Promissory Note dated February 1, 2005 in the original principal amount of Three Hundred Thousand Dollars ($300,000.00) from Assignor to Bank, or order.

	4.	Commercial Promissory Note dated of even date herewith in the original principal amount of Five Hundred Thousand Dollars ($500,000.00) from Assignor to Bank, or order.

Description of Security Documents:	1.
Loan and Security Agreement dated February 1, 2005 by and between Assignor and Bank, as modified pursuant to that certain Modification Agreement dated as of June 6, 2005, that certain Second Modification Agreement dated as of January 13, 2006, that certain Third Modification Agreement dated as of March 17, 2006, that certain Fourth Modification Agreement dated as of April 21, 2006, that certain Fifth Modification Agreement dated as of May 31, 2006 and that certain Sixth Modification Agreement dated of even date herewith.

	2.	Negative Pledge Agreement dated February 1, 2005 from Assignor in favor of Bank.

Released Collateral:	1.	None.

Released Parties:	1.	None.